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                     CONTINUING AND UNCONDITIONAL GUARANTY

         "CREDITOR": DON L. HANOSH
                     P.O. BOX 502
                     ALBUQUERQUE, NEW MEXICO 87103

         "GUARANTOR": JAMES K. STRATTMAN
                      2925 VIA PEPITA
                      CARLSBAD, CALIFORNIA 92009

         "DEBTOR": PROTALEX, INC., A NEW MEXICO CORPORATION


         GUARANTY. FOR VALUE RECEIVED, to induce Don L. Hanosh to make certain financial accommodations or benefits described in the STOCK PURCHASE AGREEMENT, entered into September 30, 1999, between Don L. Hanosh, Seller, and Protalex, Inc., Buyer, without security, to or for the account of the Debtor, the undersigned hereby irrevocably and unconditionally guarantees to Don L. Hanosh the full and prompt payment when due, whether by acceleration or otherwise, of any and all outstanding amount of the Promissory Note date effective September 7, 1999 between Don L. Hanosh, Creditor, and Protalex, Inc., Debtor. This Guaranty is continuing and unlimited as to the amount, and is cumulative to and does not supersede any other guaranty.

         Guarantor further unconditionally guarantees that faithful, prompt and complete compliance by the Debtor with all obligations. The undertakings of Guarantor hereunder are independent of the liabilities and obligations of the Debtor, whether or not an action is brought against the Debtor or to realize upon security for the liabilities and or obligations, whether or not Debtor is joined in any such action or actions, and whether or not notice is given or demand is made upon Debtor.

         Creditor shall not be required to proceed first against Debtor, or any other person, or entity, whether primary or secondary liable before resorting to Guarantor for payment, and Guarantor shall not be entitled to assert as a defense to the enforceability of the Guaranty any defense of the Debtor with respect to any liability or obligation.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed on this 29th day of September, 1999.

                                         GUARANTOR:

                                         /s/ James K. Strattman
                                         -----------------------
                                         James K. Strattman.

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INDIVIDUAL ACKNOWLEDGMENT

State of CA              )
                         )
County of SAN DIEGO      )

This instrument was acknowledged before me on 9-29, 1999, James K. Strattman

(Seal)                                       /s/ Julie Ann Shannon
                                             ---------------------------
                                             Notary Public
                                             in and for the State of CA

     3-31-2002                               Julie Ann Shannon
---------------------                        ---------------------------
My Commission Expires                        Print Name of Notary


                  UNCONDITIONAL AND CONTINUING GUARANTY
                                       1 PG.


                                             [NOTARY STAMP]